Filed pursuant to Rule 497(e)

Registration Nos. 333-221764, 811-23312

SCLS	Stoneport Advisors Commodity Long Short ETF
listed on The Nasdaq Stock Market, LLC

(the “Fund”)

Supplement dated June 5, 2026

to the Summary Prospectus, dated October 31, 2025,

Prospectus and Statement of Additional Information (“SAI”),

each dated September 12, 2025, as supplemented

Tidal Investments LLC (“Tidal”), the Fund’s investment adviser, informed the Board of Trustees (the “Board”) of Tidal Trust III of their view that the continued operation of the Fund is no longer advisable, and recommended that the Fund’s closure and liquidation would be in the best interests of the Fund and its shareholders. The Board determined, after considering the recommendation of Tidal, that it is in the best interests of the Fund and their shareholders to liquidate and terminate the Fund as described below.

In preparation for the liquidation, shares of the Fund will cease trading on The Nasdaq Stock Market, LLC and will be closed to purchase by investors as of the close of regular trading on The Nasdaq Stock Market, LLC on June 16, 2026 (the “Closing Date”). The Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from June 16, 2026 through June 18, 2026 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating their portfolios. This process will result in the Fund increasing its cash holdings, and the Fund will no longer be pursuing their investment objectives and principal investment strategies.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, the Fund’s net asset value will reflect all transactional costs associated with the liquidation of the Fund. Once the distributions are complete, the Fund will terminate.

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For more information, please contact the Fund at (866) 886-8389.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.